                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                          Date of Report: May 28, 1998


                         FURR'S/BISHOP'S, INCORPORATED
                         -----------------------------
               (Exact name of registrant as specified in charter)


       Delaware               1-10725             75-2350724
       --------------       ------------          ----------------
       (State or other      (Commission           (I.R.S. Employer
       jurisdiction         File Number)          Identification No.)
       of incorporation)

       6901 Quaker Avenue, Lubbock, Texas                79413
       -------------------------------------------------------
       (Address of principal executive offices)        (Zip Code)

       Registrant's telephone number, including area code:  (806) 792-7151
                                                            --------------

                                 Not applicable
          -----------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 1.  CHANGES IN CONTROL OF THE REGISTRANT.

       On May 28, 1998, Furr's/Bishop's, Incorporated (the "Company") held its Annual Meeting of Stockholders. At the meeting, the stockholders of the Company elected a slate of directors proposed by the Company's largest stockholder, Teachers Insurance and Annuity Association of America ("Teachers").

       The elected slate consists of prior Board members Suzanne Hopgood and Gilbert C. Osnos as well as Jacob C. Baum, Ben Evans, Damien W. Kovary, William
J. Nightingale and Barry W. Ridings. The Board has appointed Suzanne Hopgood Chairman of the Board.

ITEM 5.  OTHER EVENTS.

       On May 29, 1998, Theodore J. Papit resigned as Chief Executive Officer of the Company.

       The Board has appointed Suzanne Hopgood as interim Chief Executive Officer while the Board conducts a search for a new Chief Executive Officer.

       The following is biographical information about each Board member:

Jacob C. Baum                     Jacob C. Baum (age 41) has served as
Engles, Urso, Follmer             President, Chief Executive Officer and
Capital Corporation               principal stockholder of Canyon Cafes,
3811 Turtle Creek Blvd.,          Inc. since its formation in 1989 until its
Suite 1300                        acquisition by Apple South, Inc., a
Dallas, Texas  75219              publicly held company, in July 1997.
                                  Since the acquisition, Mr. Baum has continued to serve as President of the Canyon Cafes division of Apple South, Inc. until recently when he became Chairman of the Board of this division and joined Engles, Urso, Follmer
                                  Capital Corporation, a leveraged buy-out firm, as a principal. In his various positions, Mr. Baum was principally responsible for growing Canyon Cafes to over $50 million in annual sales. At various times, Mr. Baum has also been the owner/president of Sam's Cafe, Hampton's
                                  Market, Newport's and Nickel City Grill.

Ben Evans                         Ben Evans (age 68) has served as a consultant
95 Wake Robin Lane                to Ernst & Young LLP since 1989 in its
Stamford, Connecticut  06903      corporate financial service group.  Prior to
                                  becoming a consultant with Ernst & Young LLP, Mr. Evans was a partner with Ernst & Young LLP from 1968 to 1989 and worked with many diverse industries, including a heavy concentration in retail. Mr. Evans is a CPA. Mr. Evans has served on the board of directors of Revco
                                  D.S., Inc., Jamesway Corporation, Kash 'n
                                  Karry Food Stores, Inc. and Megafoods Stores,
                                  Inc.

Suzanne Hopgood                   Suzanne Hopgood (age 49) has served as
The Hopgood Group                 President of the Hopgood Group since founding
100 Wells Street, Suite 210       the company in 1985.  Such company provides
Hartford, Connecticut  06103      consulting, development and brokerage
                                  services to hotel investors. Prior to founding the Hopgood Group, she served as Second Vice
                                  President at Aetna Realty Investors where she oversaw one-third of the corporation's multi-billion dollar real estate equity portfolio. Before joining Aetna, she was Vice
                                  President and Senior Loan Officer of the
                                  Lowell Institution for Savings in Lowell,
                                  Massachusetts. Ms. Hopgood currently serves on the Board of Directors of the Company and has served since 1996. Ms. Hopgood also serves on the board of directors of the Real
                                  Estate Finance Association and the Greater
                                  Hartford Arts Council and is a director
                                  emerita of the Connecticut Business & Industry
                                  Association.

Damien W. Kovary                  Damien W. Kovary (age 43) has served as a
Heico Acquisitions                Managing Director of Heico Acquisitions, a
152 West 57th Street              subsidiary of Heico Companies, LLC, since
55th Floor                        1997.  Prior to joining Heico Acquisitions,
New York, New York  10019         Mr. Kovary was the Managing Director of the
                                  Special Loan Unit at Teachers from 1986 to
                                  1997. Before joining Teachers, Mr. Kovary was a Vice President in the Workout Department at Marine Midland Bank from 1982 to 1986. While at Marine Midland Bank, Mr. Kovary also served as President of MarMid Energy Corp. and TOMAR
                                  Energy Corp. From 1979 to 1982, Mr. Kovary was an officer in the Workout Department of Chemical Bank.

William J. Nightingale            William J. Nightingale (age 68) has been a
Nightingale & Associates          Senior Advisor of Nightingale & Associates,
195 Rowaytan Ave.                 LLC since founding the company in 1975.  Such
Rowaytan, Connecticut  08653      company provides general management
                                  consulting to clients who sell consumer and industrial products, natural resource and financial and business services. Prior to founding Nightingale & Associates, LLC, he served as President and Chief Executive
                                  Officer of the Bali Company, Inc., a
                                  manufacturer of women's apparel. Before joining Bali, he was Vice President and Chief
                                  Financial Officer of Hanes Corporation.  Mr.
                                  Nightingale also serves on the board of
                                  directors of Kasper A.S.L., Ltd. and  Ring's
                                  End, Inc., and is a trustee of Churchill
                                  Tax-Free Fund of Kentucky, Churchill Cash
                                  Reserves Trust and Narragansett Insured
                                  Tax-Free Income Fund. Mr. Nightingale is a graduate of Harvard University's
                                  Business School.

Gilbert C. Osnos                  Gilbert C. Osnos (age 68) has been Chairman of
Osnos and Company, Inc.           Osnos & Company since 1992.  In 1979 he joined
230 Park Avenue, Suite C-301      the predecessor firm, Grisanti & Galef, and
New York, New York  10169         became a partner in 1981.  He has served as
                                  Interim President/CEO/COO to a large array of companies in manufacturing, distribution, retailing, and service industries. Mr. Osnos was a director of the Turnaround Management
                                  Association from 1988 to 1993 and Chairman in 1990 to 1991. He currently serves on the Board of Directors of the Company and has served since 1996. Mr. Osnos also serves on the board of directors of Mrs. Fields Original
                                  Cookie Company, Inc. and Dunham's Athleisure, and on the Advisory Committee of Business
                                  Executives for National Security in the New
                                  York Chapter. Mr. Osnos is a graduate of Harvard University's Business School.

Barry W. Ridings                  Barry W. Ridings (age 46) has been a
BT Alex. Brown Incorporated       Managing Director of BT Alex. Brown
1290 Avenue of the Americas       Incorporated, a major investment banking firm
10th Floor                        and wholly-owned subsidiary of Bankers Trust
New York, New York  10104         Corporation, since 1990.  Mr. Ridings manages
                                  BT Alex. Brown's Restructuring Group and is active in such firm's mergers and acquisitions and public debt activities. Before joining BT
                                  Alex. Brown Incorporated, Mr. Ridings was a
                                  Managing Director at Drexel Burnham Lambert.
                                  Mr. Ridings serves on the board of directors of Noodle Kidoodle Inc., Norex Industries,
                                  Search Capital Group, SubMicron Systems,
                                  Telemundo Group, American Stock Exchange and
                                  Transcor Waste Services Corp.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FURR'S/BISHOP'S, INCORPORATED



                                    By: /s/ ALTON R. SMITH
                                        ----------------------------------------
                                        Alton R. Smith, Executive Vice President
                                        and Secretary


Dated: June 11, 1998